EXHIBIT 32.1

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with this Annual Report of Navitone Technologies, Inc. ("Navitone Technologies") on Form 10-KSB for the year ending December 31, 2004 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Zuliani, Chief Executive Officer of Navitone Technologies, and I, Jerrold Wish, Principal Financial Officer of Navitone Technologies, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Navitone Technologies as of and for the periods presented in the Report.

Date: March 30, 2005

/s/ Michael Zuliani

Michael Zuliani

Chief Executive Officer

Date: March 30, 2005

/s/ Jerrold Wish

Jerrold Wish

Principal Financial Officer